HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2019 RESULTS

BALA CYNWYD, PENN. – February 5, 2019 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported results for its third fiscal quarter ended December 31, 2018.

Hamilton Lane CEO Mario Giannini commented: “Hamilton Lane continued to demonstrate strong performance year to date, driven by solid momentum in the form of client re-ups, new client wins and growth across each of our service and product offerings. As we expand our platform and pipeline of new opportunities, our business continues to be well-positioned to serve our clients’ growing needs within the private markets.”

Hamilton Lane issued a full detailed presentation of its third quarter results, which can be accessed by clicking here.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on March 15, 2019. This dividend will be paid on April 4, 2019.
Conference Call
Hamilton Lane will discuss third quarter fiscal 2019 results in a webcast and conference call today, Tuesday, February 5, 2019, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (866) 393-4306 inside the U.S., or (734) 385-2616 for international callers. The conference ID is 4598119.
A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 27 years, the firm currently employs 360 professionals operating in offices throughout the U.S., Europe, Asia-Pacific, Latin America and the Middle East. With approximately $469 billion in total assets under management and supervision as of December 31, 2018, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Investor Contact
Karen Greene
kgreene@hamiltonlane.com
+1 484 439 4657

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 610 617 5841

Fiscal Year 2019 Third Quarter Earnings Presentation - February 5, 2019

Today’s Speakers Hartley Rogers Erik Hirsch Randy Stilman Karen Greene Chairman Vice Chairman Chief Financial Officer Head of Investor Relations Hamilton Lane | Global Leader in the Private Markets Page 2

Period Highlights

Business Performance

- Total asset footprint (assets under management/advisement) reached approximately $469 billion, growing 10% compared to December 31, 2017
- Assets under management and fee-earning assets under management were approximately $59 billion and $32 billion, respectively, as of December 31, 2018, increases of 17% and 9%, respectively, compared to December 31, 2017

Financial Results

USD in millions except per share amounts	Q3 FY19 QTD	Q3 FY19 YTD	vs. Q3 FY18 YTD
Management and advisory fees	$55.6	$159.8	9%
GAAP net income	$5.5	$25.5	564%
GAAP EPS	$0.22	$1.08	415%
Non-GAAP EPS[1]	$0.62	$1.55	48%
Fee Related Earnings[1]	$22.6	$65.8	5%
Adjusted EBITDA[1]	$30.1	$86.4	2%

- Hamilton Lane's effective tax rate dropped from 27.0% to 23.7% due to changes in our state income allocation which were finalized with the filing of the first full-year corporate income tax return for the public company. This has resulted in significant cash savings and will continue to do so on a go forward basis assuming no change to current tax law. The change has reduced Q3 GAAP EPS by 27 cents due to a one-time reduction of our deferred tax assets and tax receivable agreement ("TRA") liability more than offsetting the lower tax rate. Q3 Non-GAAP EPS increased by 18 cents due to the lower tax rate.

Dividend

- Declared a quarterly dividend of $0.2125 per share of Class A common stock to record holders at the close of business on March 15, 2019

[1] Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 20 and 26 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

Page 3

Growing Asset Footprint & Influence

Total Assets Under Management/Advisement ($B)[1]



$469B
AUM & AUA
Y-o-Y Growth
AUA: 10%
AUM: 17%
CAGR: 20%
$500
$400
$300
$200
$100
$0
$6
$36
$7
$51
$11
$77
$13
$79
$16
$95
$19
$81
$22
$129
$24
$147
$30
$147
$32
$189
$35
$205
$40
$292
$50
$374
$59
$410
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Total AUA
Total AUM

[1] Data as of calendar year end 12/31. Numbers may not tie due to rounding.

Hamilton Lane | Global Leader in the Private Markets

Page 4

Fee-Earning AUM Driving Revenues

Fee-Earning AUM growth continues...

Total Fee-Earning Assets Under Management ($B)



~9% YoY Growth
$40
$35
$30
$25
$20
$15
$10
$5
$0
0.55%
0.56%
0.57%
0.56%
0.58%¹
0.55%²
CAGR: 13%
$19
$5
$14
$22
$6
$16
$24
$7
$17
$27
$9
$18
$31
$10
$21
$30
$9
$20
$32
$11
$21
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Dec-17
Dec-18
Customized Separate Accounts
Specialized Funds
Total Management Fee Revenues as a % of Average FEAUM

* Numbers may not tie due to rounding
[1] Reflects retroactive fees of $5.8M from our latest secondary fund
[2] Reflects retroactive fees of $1.1M from our latest co-investment fund

...and annual fee rates are stable

Y-o-Y Drivers of Growth

Customized Separate Accounts:

- New client wins
- Client re-ups

Specialized Funds:

- Closed credit-oriented fund (2018)
- Fundraising co-investment, credit-oriented (2019) and fund-of-funds products

Hamilton Lane | Global Leader in the Private Markets

Page 5

AUM Growth AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking to • Co-investment fund ranging mandates which include further or establish relationship with technology-driven reporting, Hamilton Lane • Credit-oriented fund monitoring and analytics services, • Fund-of-funds and consulting services; opportunity set continues to be robust • +70% of our gross contributions • FEAUM added during Q3 FY19: • $36B in AUA added compared to during the last 12 months came from • Co-Investment fund: $120M prior year period existing clients • Credit-oriented fund (2018): $90M • Private equity fund-of-funds: $45M • Fund closing subsequent to 12/31/18: • Private equity fund-of-funds: $30M Hamilton Lane | Global Leader in the Private Markets Page 6

Hamilton Lane Data

Hamilton Lane Fund Data

By Strategy


Origination
Distressed
Natural Resources
Infrastructure
Venture Capital
Growth Equity
SMID Buyout
Mega/Large Buyout
Co-Investment
Fund-of-Funds
Secondaries
Real Estate

Source: Hamilton Lane Data (July 2018)

Hamilton Lane Portfolio Company Data

By Sector


Consumer Discretionary
Consumer Staples
Energy & Utilities
Financials
Healthcare
Industrials
IT
Materials
Telecom

Source: Hamilton Lane Data (July 2018)

Hamilton Lane | Global Leader in the Private Markets
Page 7

Continued Outperformance

20-Year Asset Class Risk-Adjusted Performance

Annualized Time-Weighted Return as of 9/30/2018



15%
12%
9%
6%
3%
0%
Private Equity
MSCI World Index

10-Year Asset Class Risk-Adjusted Performance

Annualized Time-Weighted Return as of 9/30/2018



15%
12%
9%
6%
3%
0%
Private Equity
MSCI World Index

5-Year Asset Class Risk-Adjusted Performance

Annualized Time-Weighted Return as of 9/30/2018



15%
12%
9%
6%
3%
0%
Private Equity
MSCI World Index

Indices used: Hamilton Lane All Private Equity ex. Credit and Real Assets with volatility desmoothed; S&P 500 Index; Russell 3000 Index; MSCI World Index; HFRI Composite Index; Hamilton Lane Private Credit with volatility desmoothed; Credit Suisse High Yield Index; Barclays Aggregate Bond Index; Hamilton Lane Private Real Estate with volatility desmoothed; Hamilton Lane Private Real Assets with volatility desmoothed; FTSE/NAREIT Equity REIT Index; S&P Global Infrastructure Index; MSCI World Energy Sector Index. Geometric mean returns in USD. Assumes risk free rate of 3.6%, representing the average yield of the ten-year treasury over the last twenty years.
Source: Hamilton Lane Data, Bloomberg (September 2018)

Hamilton Lane | Global Leader in the Private Markets

Page 8

Vintage Year Performance

Pooled Returns by Vintage Year

Buyout IRR vs. PME By Vintage Year


40%
30%
20%
10%
0%
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Buyout Pooled IRR
Buyout 1st and 2nd Quartile Pooled IRR
MSCI World PME

Credit IRR vs. PME By Vintage Year


40%
30%
20%
10%
0%
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Credit Pooled IRR
Credit 1st and 2nd Quartile Pooled IRR
Credit Suisse Leveraged Loan PME

Source: Hamilton Lane Data, Bloomberg (July 2018)

Hamilton Lane | Global Leader in the Private Markets

Page 9

Volatility Impact

Russell 3000 Performance vs. Volatility
1990-2018



40%
30%
20%
10%
0%
-10%
-20%
Rolling 3-Year Annualized Return
5%
10%
15%
20%
25%
30%
Rolling 3-Year Realized Volatility

Note: Return and volatility calculated for rolling three-year periods based on quarterly total returns.
Source: Hamilton Lane Data via Cobalt, Bloomberg (September 2018)

U.S. Buyout Outperformance vs. Russell 3000 Volatility
1990-2018



40%
30%
20%
10%
0%
-10%
-20%
Rolling 3-Year Annualized Outperformance of U.S. Buyout Funds
5%
10%
15%
20%
25%
30%
Rolling 3-Year Realized Volatility of Russell 3000

Note: Return and volatility calculated for rolling three-year periods based on quarterly total returns. U.S. Buyout fund returns net of fees.
Source: Hamilton Lane Data via Cobalt, Bloomberg (September 2018)

Hamilton Lane | Global Leader in the Private Markets
Page 10

Return Premiums

Risk Premiums & Volatility Regimes

Based on Rolling 3-Year Periods 1990–2018


Public Equity Premium
Above the Risk-Free Rate
Buyout Premium
Above Public Equities
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Lowest Volatility
Quartile
Highest Volatility
Quartile
Lowest Volatility
Quartile
Highest Volatility
Quartile

Source: Hamilton Lane Data via Cobalt, Bloomberg (September 2018)

Hamilton Lane | Global Leader in the Private Markets

Page 11

Opportunities Are Plentiful

PPMs Received by Hamilton Lane


1000
800
600
400
200
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: Hamilton Lane Diligence (February 2019)

Hamilton Lane | Global Leader in the Private Markets

Page 12

Financial Highlights

Consolidated Revenue Strong revenue growth across management and advisory fees and incentive fees Management and Advisory Fees YTD Long-Term Growth Y-o-Y Growth: 9� CAGR: 12� • Represented an average of 90% of total revenues over the past five 200 ���� fiscal years ���� 150 ���� • Y-o-Y increase of 9% 100 ���� • $0.9M in retroactive fees from our latest co-investment fund in the ��� in Millions 50 quarter 0 �� ���� �� ���� ���� ���� Incentive Fees • Incentive fees derived from a highly diversified pool of assets and YTD Long-Term Growth funds 200 • Allocated carried interest of $355M as of 12/31/18 diversified across Y-o-Y Growth: 2�� CAGR: �2� +3,000 assets and +50 funds 150 • Y-o-Y growth in incentive fees driven by $4.9M increase from 100 customized separate accounts ��� in Millions 50 • $2.5M of deferred carried interest from Co-Investment Fund II ��� ��� �� ��� recognized in Q1 FY19 0 �� ���� �� ���� ���� ���� Total Revenues YTD Long-Term Growth Y-o-Y Growth: 11� CAGR: 1�� 200 250 ���� • Total revenues increased by 11%, driven by incentive fee growth and ���� 200 150 ���� recurring management and advisory fee growth across core offerings 150 100 100 ���� ��� in Millions 50 50 0 0 �� ���� �� ���� ���� ���� Hamilton Lane | Global Leader in the Private Markets Page 14

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 564%
USD in Millions
$4
$26
Q3 FY18
Q3 FY19


Long-Term Growth
N/A
$17
FY13
FY18

- $5M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]


YTD
Y-o-Y Growth: 2%
USD in Millions
$85
$86
Q3 FY18
Q3 FY19


Long-Term Growth
CAGR: 19%
$55
$133
FY13
FY18

- Y-o-Y growth of 2%
- Margins decreased Y-o-Y due to deferred carry recognition without corresponding expense in the prior year period

Fee Related Earnings[1]


YTD
Y-o-Y Growth: 5%
USD in Millions
$62
$66
Q3 FY18
Q3 FY19


Long-Term Growth
CAGR: 12%
$47
$81
FY13
FY18

- Y-o-Y growth of 5%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related-Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see pages 20 and 26 of this presentation.

Hamilton Lane | Global Leader in the Private Markets
Page 15

Other Key Items

Strong balance sheet with investments in our own products and a modest amount of leverage...

Investments


$150
$120
$90
$60
$30
$0
USD in Millions
$92
$103
$103
$120
$137
$147
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Dec-18

- For 12/31/18, the total investment balance consisted of ~$135M in equity method investments in our funds and ~$12M in technology-related and other investments

Gross Leverage Profile[1]


4.0x
3.0x
2.0x
1.0x
0.0x
X TTM Adjusted EBITDA
0.6x
0.5x
Mar-18
Dec-18

- Principal amount of debt outstanding of $72.2M as of 12/31/18

[1] Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 27 for additional detail on calculation of gross leverage ratio.

Hamilton Lane | Global Leader in the Private Markets
Page 16

Fiscal Year 2019 Third Quarter Earnings Presentation - February 5, 2019

Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31,			Nine Months Ended December 31,		
	2017	2018	% Change	2017	2018	% Change
Revenues						
Management and advisory fees	$48,344	$55,617	15%	$146,326	$159,844	9%
Incentive fees	16,670	10,379	(38)%	20,098	25,347	26%
Total revenues	**65,014**	**65,996**	**2%**	**166,424**	**185,191**	**11%**
Expenses						
Compensation and benefits	20,006	23,843	19%	60,247	73,236	22%
General, administrative and other	10,704	13,916	30%	27,586	36,659	33%
Total expenses	**30,710**	**37,759**	**23%**	**87,833**	**109,895**	**25%**
Other income (expense)						
Equity in income of investees	2,895	4,934	70%	13,066	10,096	(23)%
Interest expense	(664)	(767)	16%	(5,282)	(2,260)	(57)%
Interest income	67	82	22%	472	167	(65)%
Other non-operating income	4,188	8,892	112%	4,169	20,951	403%
Total other income	**6,486**	**13,141**	**103%**	**12,425**	**28,954**	**133%**
Income before income taxes	**40,790**	**41,378**	**1%**	**91,016**	**104,250**	**15%**
Income tax expense	22,957	18,463	(20)%	29,337	25,660	(13)%
Net income	**17,833**	**22,915**	**28%**	**61,679**	**78,590**	**27%**
Less: Income attributable to non-controlling interests in general partnerships	768	681	(11)%	1,750	1,075	(39)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,374	16,776	(28)%	56,086	51,990	(7)%
Net income (loss) attributable to Hamilton Lane Incorporated	**$(6,309)**	**$5,458**	**N/A**	**$3,843**	**$25,525**	**564%**
Basic earnings (loss) per share of Class A common stock	$(0.35)	$0.22		$0.21	$1.09	
Diluted earnings (loss) per share of Class A common stock	$(0.35)	$0.22		$0.21	$1.08	
Weighted-average shares of Class A common stock outstanding - basic	18,126,532	25,051,094		18,075,035	23,329,134	
Weighted-average shares of Class A common stock outstanding - diluted	18,126,532	25,574,818		18,703,650	23,870,617	

Hamilton Lane | Global Leader in the Private Markets

Page 19

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31,			Nine Months Ended December 31,		
	2017	2018	% Change	2017	2018	% Change
Adjusted EBITDA						
Management and advisory fees	$48,344	$55,617	15%	$146,326	$159,844	9%
Total expenses	30,710	37,759	23%	87,833	109,895	25%
Less:						
Incentive fee related compensation[1]	(1,027)	(4,746)	362%	(2,709)	(10,716)	296%
Contingent compensation related to acquisition	(771)	-	(100)%	(1,198)	(5,100)	326%
Management fee related expenses	28,912	33,013	14%	83,926	94,079	12%
Fee Related Earnings	**$19,432**	**$22,604**	**16%**	**$62,400**	**$65,765**	**5%**
Incentive fees[2]	16,670	10,379	(38)%	20,098	25,347	26%
Incentive fees attributable to non-controlling interests[2]	(834)	(387)	(54)%	(834)	(651)	(22)%
Incentive fee related compensation[1]	(1,027)	(4,746)	362%	(2,709)	(10,716)	296%
Interest income	67	82	22%	472	167	(65)%
Equity-based compensation	1,284	1,594	24%	4,272	4,778	12%
Depreciation and amortization	486	619	27%	1,396	1,759	26%
Adjusted EBITDA	**$36,078**	**$30,145**	**(16)%**	**$85,095**	**$86,449**	**2%**
Adjusted EBITDA margin	**55%**	**46%**		**51%**	**47%**	
Non-GAAP earnings per share reconciliation						
Net income (loss) attributable to Hamilton Lane Incorporated[3]	**$(6,309)**	**$5,458**	**N/A**	**$3,843**	**$25,525**	**564%**
Income (loss) attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,374	16,776	(28)%	56,086	51,990	(7)%
Income tax expense	22,957	18,463	(20)%	29,337	25,660	(13)%
Write-off of deferred financing costs[4]	-	-	N/A	2,544	-	(100)%
Impact of Tax Act on TRA liability[5]	(4,186)	-	(100)%	(4,186)	-	(100)%
Impact of Tax Act on IPO related compensation[6]	(669)	-	(100)%	(669)	-	(100)%
Contingent compensation related to acquisition	771	-	(100)%	1,198	5,100	326%
Adjusted pre-tax net income	**35,938**	**40,697**	**13%**	**88,153**	**108,275**	**23%**
Adjusted income taxes[7]	(11,450)	(7,408)	(35)%	(32,185)	(25,661)	(20)%
Adjusted net income	**$24,488**	**$33,289**	**36%**	**$55,968**	**$82,614**	**48%**
Adjusted shares outstanding[8]	**53,316,965**	**53,394,748**		**53,142,319**	**53,401,775**	
Non-GAAP earnings per share	**$0.46**	**$0.62**	**35%**	**$1.05**	**$1.55**	**48%**

[1] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the nine months ended December 31, 2018 and 2017 excludes compensation expenses related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million and $13.7 million, respectively, as the related incentive fee compensation was recognized in fiscal 2016.

[2] Incentive fees for the nine months ended December 31, 2018 includes $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests. Incentive fees for the nine months ended December 31, 2017 includes $14.6 million of non-cash carried interest. Of the $14.6 million, $13.7 million is included in net income and $0.8 million is attributable to non-controlling interests.

[3] The Company recorded gains due to decreases in the TRA liability from provision to return adjustments primarily related to state income tax apportionment of $9.1 million and $0.1 million for the nine months ended December 31, 2018 and 2017, respectively. These amounts are included in adjusted net income as recurring items.

[4] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.

[5] Represents gain recorded as a result of re-measurement due to lower federal tax rates. The gain was recorded to other non-operating income in the Condensed Consolidated Statements of Income.

[6] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in connection with the corporate reorganization effected at the time of our initial public offering.

[7] Represents corporate income taxes at our estimated statutory tax rate of 23.7% for the nine month period ended December 31, 2018 and 36.5% for the nine month period ended December 31, 2017 applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 36.5% was based on a federal tax statutory rate of 35.0% for 275 days and 21.0% for 90 days and a combined state income tax rate net of federal benefits of 5.0%.

[8] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

Page 20

Management and Advisory Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2017 2018 % Change 2017 2018 % Change Management and advisory fees Customized separate accounts $19,860 $21,595 9% $58,253 $63,087 8% Specialized funds 19,132 23,413 22% 63,582 67,164 6% Advisory and reporting 7,479 8,186 9% 20,958 24,660 18% Distribution management 1,873 1,975 5% 3,533 3,773 7% Fund reimbursement revenue - 448 N/A - 1,160 N/A Total management and advisory fees $48,344 $55,617 15% $146,326 $159,844 9% �ther �dvisor� �� and re�ortin� ��� ��stomi�ed se�arate a��o�nts ��� Nine Months Ended December �1� 201� ��e�iali�ed ��nds ��� Hamilton Lane | Global Leader in the Private Markets Page 21

Incentive Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2017 2018 % Change 2017 2018 % Change Incentive fees Secondary Fund II $1,124 $741 (34)% $2,239 $1,324 (41)% Co-investment Fund II 14,579 8,618 (41)% 14,579 14,959 3% Other specialized funds 868 867 0% 862 1,753 103% Customized separate accounts 99 152 54% 2,418 7,311 202% Incentive fees $16,670 $10,379 (38)% $20,098 $25,347 26% As of December 31, 2017 September 30, 2018 December 31, 2018 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $6,031 $5,698 $4,838 (20)% (15)% Secondary Fund III 34,158 38,278 39,066 14% 2% Secondary Fund IV 11,815 24,922 31,033 163% 25% Co-investment Fund II 94,385 66,932 62,361 (34)% (7)% Co-investment Fund III 29,978 45,001 49,520 65% 10% Other specialized funds 26,641 37,392 47,375 78% 27% Customized separate accounts 97,519 114,458 121,275 24% 6% Total allocated carried interest $300,527 $332,681 $355,468 18% 7% Hamilton Lane | Global Leader in the Private Markets Page 22

Assets Under Management (Dollars in millions) December 31, 2017 September 30, 2018 December 31, 2018 YoY % Change QoQ % Change Assets under management / advisement Assets under management $50,295 $58,092 $58,840 17% 1% Assets under advisement 374,132 394,083 409,924 10% 4% Total assets under management / advisement $424,427 $452,175 $468,764 10% 4% Fee-earning assets under management Customized separate accounts Balance, beginning of period $19,721 $20,209 $20,832 6% 3% Contributions 783 999 933 19% (7)% Distributions (443) (267) (536) 21% 101% Foreign exchange, market value and other 322 (109) (18) (106)% (83)% Balance, end of period $20,383 $20,832 $21,211 4% 2% Specialized funds Balance, beginning of period $9,439 $10,333 $10,773 14% 4% Contributions 240 547 359 50% (34)% Distributions (401) (101) (110) (73)% 9% Foreign exchange, market value and other (4) (6) 1 N/A N/A Balance, end of period $9,274 $10,773 $11,023 19% 2% Total Balance, beginning of period $29,160 $30,542 $31,605 8% 3% Contributions 1,023 1,546 1,292 26% (16)% Distributions (844) (368) (646) (23)% 76% Foreign exchange, market value and other 318 (115) (17) (106)% (84)% Balance, end of period $29,657 $31,605 $32,234 9% 2% Hamilton Lane | Global Leader in the Private Markets Page 23

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2018 December 31, 2018 Assets Cash and cash equivalents $47,596 $78,941 Restricted cash 1,787 2,200 Fees receivable 14,924 16,963 Prepaid expenses 2,301 2,368 Due from related parties 3,236 2,508 Furniture, fixtures and equipment, net 4,782 8,125 Investments 137,253 147,411 Deferred income taxes 73,381 95,006 Other assets 8,535 10,330 Total assets $293,795 $363,852 Liabilities and Equity Accounts payable $1,700 $2,445 Accrued compensation and benefits 8,092 32,798 Deferred incentive fee revenue 6,245 3,704 Debt 84,162 71,878 Accrued members' distributions 11,837 8,206 Payable to related parties pursuant to tax receivable agreement 34,133 58,378 Dividends payable 3,893 5,325 Other liabilities 7,659 7,987 Total liabilities 157,721 190,721 Preferred stock, $0.001 par value, 10,000,000 authorized, none issued - - Class A common stock, $0.001 par value, 300,000,000 authorized; 25,915,770 and 23,139,476 issued and 22 26 outstanding as of December 31, 2018 and March 31, 2018, respectively Class B common stock, $0.001 par value, 50,000,000 authorized; 24,228,382 and 25,700,068 issued and 26 24 outstanding as of December 31, 2018 and March 31, 2018, respectively Accrumulated other comprehensive income - 11 Additional paid-in-capital 73,829 88,234 Retained earnings 4,549 15,311 Total Hamilton Lane Incorporated stockholders’ equity 78,426 103,606 Non-controlling interests in general partnerships 7,266 6,554 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 50,382 62,971 Total equity 136,074 173,131 Total liabilities and equity $293,795 $363,852 Hamilton Lane | Global Leader in the Private Markets Page 24

Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended December 31, (Dollars in thousands) 2017 2018 Operating activities Net income $61,679 $78,590 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,396 1,759 Change in deferred income taxes 22,913 18,945 Change in payable to related parties pursuant to tax receivable agreement (4,298) (9,134) Amortization of deferred financing costs 153 41 Write-off of deferred financing costs 1,657 - Equity-based compensation 4,272 4,777 Equity in income of investees (13,066) (10,096) Gain on sale of investments - (11,133) Proceeds received from investments 11,337 11,652 Changes in operating assets and liabilities 8,271 22,031 Other unrealized gains - (589) Other 1,030 66 Net cash provided by operating activities $95,344 $106,909 Investing activities Purchase of furniture, fixtures and equipment $(1,152) $(4,758) Proceeds from sales of other investments - 22,531 Cash paid for acquisition of business (5,228) - Loan to investee - (944) Distributions received from investments 10,792 8,166 Contributions to investments (19,609) (30,642) Net cash used in investing activities $(15,197) $(5,647) Financing activities Proceeds from offering $0 $129,626 Purchase of membership interests - (129,626) Repayments of debt (86,569) (12,325) Borrowings of debt, net of deferred financing costs 85,066 - Contributions from non-controlling interest in general partnerships 231 30 Distributions to non-controlling interest in general partnerships (3,519) (1,817) Repurchase of Class B common stock - (2) Repurchase of Class A shares for employee tax withholding (680) (174) Proceeds received from option exercises 313 - Dividends paid (6,340) (13,351) Members’ distributions (32,320) (41,878) Net cash used in financing activities $(43,818) $(69,517) Effect of exchange rate changes on cash and cash equivalents - 13 Increase in cash, cash equivalents, and restricted cash 36,329 31,758 Cash, cash equivalents, and restricted cash at beginning of the period 34,135 49,383 Cash, cash equivalents, and restricted cash at end of the period $70,464 $81,141 Hamilton Lane | Global Leader in the Private Markets Page 25

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,	
	2017	2018	2017	2018
Net income (loss) attributable to Hamilton Lane Incorporated	**$(6,309)**	**$5,458**	**$3,843**	**$25,525**
Income attributable to non-controlling interests in general partnerships	768	681	1,750	1,075
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,374	16,776	56,086	51,990
Incentive fees[1]	(16,670)	(10,379)	(20,098)	(25,347)
Incentive fee related compensation[2]	1,027	4,746	2,709	10,716
Interest income	(67)	(82)	(472)	(167)
Interest expense	664	767	5,282	2,260
Income tax expense	22,957	18,463	29,337	25,660
Equity in income of investees	(2,895)	(4,934)	(13,066)	(10,096)
Contingent compensation related to acquisition	771	-	1,198	5,100
Other non-operating income	(4,188)	(8,892)	(4,169)	(20,951)
Fee Related Earnings	**$19,432**	**$22,604**	**$62,400**	**$65,765**
Depreciation and amortization	486	619	1,396	1,759
Equity-based compensation	1,284	1,594	4,272	4,778
Incentive fees[1]	16,670	10,379	20,098	25,347
Incentive fees attributable to non-controlling interests[1]	(834)	(387)	(834)	(651)
Incentive fee related compensation[2]	(1,027)	(4,746)	(2,709)	(10,716)
Interest income	67	82	472	167
Adjusted EBITDA	**$36,078**	**$30,145**	**$85,095**	**$86,449**
Non-GAAP earnings per share reconciliation				
Net (loss) income attributable to Hamilton Lane Incorporated[3]	**$(6,309)**	**$5,458**	**$3,843**	**$25,525**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	23,374	16,776	56,086	51,990
Income tax expense	22,957	18,463	29,337	25,660
Write-off of deferred financing costs[4]	-	-	2,544	-
Impact of Tax Act on TRA liability[5]	(4,186)	-	(4,186)	-
Impact of Tax Act on IPO related compensation[6]	(669)	-	(669)	-
Contingent compensation related to acquisition	771	-	1,198	5,100
Adjusted pre-tax net income	**35,938**	**40,697**	**88,153**	**108,275**
Adjusted income taxes[7]	(11,450)	(7,408)	(32,185)	(25,661)
Adjusted net income	**$24,488**	**$33,289**	**$55,968**	**$82,614**
Weighted-average shares of Class A common stock outstanding - diluted	**18,126,532**	**25,574,818**	**18,703,650**	**23,870,617**
Exchange of Class B and Class C units in HLA[8]	34,438,669	27,819,930	34,438,669	29,531,158
Restricted stock excluded from diluted share count	751,764	-	-	-
Adjusted shares outstanding	**53,316,965**	**53,394,748**	**53,142,319**	**53,401,775**
Non-GAAP earnings per share	**$0.46**	**$0.62**	**$1.05**	**$1.55**

[1] Incentive fees for the nine months ended December 31, 2018 includes $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests. Incentive fees for the nine months ended December 31, 2017 includes $14.6 million of non-cash carried interest. Of the $14.6 million, $13.7 million is included in net income and $0.8 million is attributable to non-controlling interests.

[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the nine months ended December 31, 2018 and 2017 excludes compensation expenses related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million and $13.7 million, respectively, as the related incentive fee compensation was recognized in fiscal 2016.

[3] The Company recorded gains due to decreases in the TRA liability from provision to return adjustments primarily related to state income tax apportionment of $9.1 million and $0.1 million for the nine months ended December 31, 2018 and 2017, respectively. These amounts are included in adjusted net income as recurring items.

[4] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.

[5] Represents gain recorded as a result of re-measurement due to lower federal tax rates. The gain was recorded to other non-operating income in the Condensed Consolidated Statements of Income.

[6] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in connection with the corporate reorganization effected at the time of our initial public offering.

[7] Represents corporate income taxes at our estimated statutory tax rate of 23.7% for the nine month period ended December 31, 2018 and 36.5% for the nine month period ended December 31, 2017 applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 36.5% was based on a federal tax statutory rate of 35.0% for 275 days and 21.0% for 90 days and a combined state income tax rate net of federal benefits of 5.0%.

[8] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

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Gross Leverage Ratio Twelve Months Ended (Dollars in thousands) March 31, 2018 December 31, 2018 Principal amount of debt outstanding $84,513 $72,188 Adjusted EBITDA 132,586 133,940 Gross leverage ratio 0.6x 0.5x Hamilton Lane | Global Leader in the Private Markets Page 27

Terms Adjusted EBITDA is used to measure our profitability including carried interest. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight our earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM"), is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our cus- tomized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane | Global Leader in the Private Markets Page 28

Disclosures Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” "estimate," "continue," "anticipate," "intend," "plan," and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to consummate planned acquisitions and successfully integrate the acquired businesses with ours; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of February 5, 2019 Hamilton Lane | Global Leader in the Private Markets Page 29